MILLENNIUM INDIA ACQUISITION COMPANY ANNOUNCES RESULTS FOR ITS

PRINCIPAL INVESTMENT –  SMC GROUP – FOR THE

QUARTER ENDED DECEMBER 31, 2009

New York – February 15, 2009 – Millennium India Acquisition Company, Inc. (“Millennium”) [NASDAQ: SMCG], a closed-end investment fund focused on emerging market leaders within the fast-growing Indian economy, today announced unaudited GAAP results for the quarter ended December 31, 2009 for its principal investment – SMC Group. On a GAAP basis for the quarter ended December 31, 2009, the SMC Group of Companies (“SMC Group”) had total revenues of approximately $ 14.92 million (Rs. 692.10 million) and Net Profit of approximately $ 0.31 million (Rs. 14.5 million). For the quarter ended December 31, 2008, SMC Group previously announced non-GAAP total revenues of approximately $ 9.36 million (Rs. 434.19 million) and Net Profit of approximately $ .074 million (Rs.34.18 million) on a combined basis for SMC Global and SAM Global. This represents an increase of 59 % in terms of total revenues, comparing  results from the quarter ended December 31 2008 to the quarter ended December 31 2009.

SMC Group is one of India’s leading financial services companies, offering institutional and retail brokerage, equity and commodity research, equity, commodity and derivative trading, on-line trading services, merchant banking, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services.

The SMC Group publishes its financial information in Indian Rupees. All translations from Indian Rupees to U.S. dollars are made on the basis of an exchange rate of Rs. 46.40 = U.S.$1.00 as of December 31, 2009 and are made solely for the convenience of the reader.

Subhash Chand Aggarwal, Chairman of SMC Group, said “Revenues in the three quarters of FY10 were $ 45.55 million, compared to $ 24.17 million in the first three quarters of FY09, representing a growth of about 88%. I am pleased to say that this quarter SMC has been appointed as the exclusive insurance broker for Honda SEIL Cars India Ltd, in India, a prestigious achievement that allows us to further grow our insurance capabilities by exclusively providing insurance products and services to the rapidly growing customer base of Honda Cars in India. I am further pleased to say, that in one short year of being in operation, our insurance business is adding about 11,000 new insurance customers a month, on average. Overall, compared to the first half of calendar 2009 where consumer and business confidence and stock market capitalizations around the world dropped significantly, the last few months of calendar 2009 in India witnessed confidence levels increasing, as investors and consumers gauged that the highly regulated banking system in India did not have the type of serious problems as other developed countries did. With a fairly robust domestic economy, India (along with China) became one of the first countries in the world to emerge from the global crisis and demonstrate respectable GDP growth. While business and trading activity, particularly retail investing, is still nowhere near pre-crisis levels, Indian consumers and businesses have become more confident resulting in growing domestic demand. We remain optimistic that as the macroeconomic situation stabilizes further, encouraging more retail investors to participate in the growth of the markets, the strength of SMC’s businesses will show further.”

F. Jacob Cherian, Chairman and CEO of MIAC added, “Improving market conditions have allowed SMC to demonstrate a respectable growth in revenues for the first three quarters of this fiscal year, compared with the same period last year. SMC is using this downturn by investing in its business to prudently expand and add new customers, products and services. SMC’s retail footprint across India is impressive – and is amongst the largest retail footprints in the country. As noted above, the planned investments being made into new business areas such as insurance, are just beginning to bear fruit. Overall, we remain optimistic that the significant investments and achievements made in strengthening SMC’s business will bear fruit, as the credit crisis recedes and the macroeconomic environment normalizes in India and around the world.”

About SMC Group

Based in New Delhi, SMC Group is a full financial services firm. Its products and services include institutional and retail brokerage, equity and commodity research, equity, commodity and derivative trading, on-line trading services, merchant banking, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products. For the fiscal year ended March 31, 2009, it was one of the most active trading firms in India, averaging over 325,000 trades per day. SMC Group continues to grow, and has one of the largest retail investor network in India today, serving the needs of 600,000  investors presently. The retail distribution footprint in India has expanded from the last fiscal year, taking the total to over 1,750 locations, as of December 31, 2009. Currently, SMC Group has approximately 6,500+  employees and a rapidly expanding retail distribution network of more than 13,000+ independent financial advisors, in over 400 cities across the India. More information regarding the SMC Group can be found at www.smcindiaonline.com.

About Millennium India Acquisition Company Inc.

As of February 15, 2010 MIAC’s principal asset is its ownership of a 15.14% equity interest in SMC Group. SMC Group is comprised of SMC Global Securities Limited ("SMC") and SAM Global Securities Limited ("SAM"). SAM was successfully amalgamated with SMC through an amalgamation process recently approved by the Indian High Court. More information regarding Millennium India Acquisition Company Inc. can be found at www.milcapital.com.

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Total revenue and net income provided for the SMC Group, on a consolidated basis, are non-GAAP(Should be GAAP) measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles, and may differ from non-GAAP measures used by other companies. MIAC believes that these non-GAAP measures have certain limitations in that they do not reflect all of the amounts associated with SMC Group’s results of operations as determined in accordance with GAAP and accordingly these measures should only be used to evaluate SMC Group’s results of operations in conjunction with the corresponding GAAP measures. Nevertheless, MIAC believes that these non-GAAP financial measures, which illustrate the combined financial information of SMC Global and SAM Global, provide useful information to investors as MIAC has an equal equity stake in both companies.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Federal securities laws about MIAC and SMC Group. Statements in this press release that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of MIAC to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief," "expects," 'intends," "anticipates," "plans," or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in MIAC's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Additionally, any information of SMC Group is provided by SMC Group and any financial information of SMC Group is prepared by SMC Group and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information does not conform to the requirements of Regulation S-X under the Securities Act of 1933, as amended. Statements included in this press release are based upon information known to MIAC as of the date of this press release, and MIAC assumes no obligation to update or alter our forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.